Virtus ETF Trust II

Virtus Newfleet Short Duration Core Plus Bond ETF (the “Fund”)

Supplement dated May 16, 2025, to the Summary and Statutory Prospectuses, as supplemented

IMPORTANT NOTICE TO INVESTORS

Effective May 16, 2025, Zachary Szyndlar, CFA, was added as a portfolio manager of the Fund.

The disclosure under “MANAGEMENT OF THE FUND – Portfolio Managers” in the Fund’s summary and statutory prospectuses is hereby replaced in its entirety with the following:

The following employees of Newfleet are the Fund’s portfolio managers, each of whom is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio: David L. Albrycht, CFA (since November 2023), Benjamin Caron, CFA (since November 2023), Lisa M. Baribault (since November 2023) and Zachary Szyndlar, CFA (since May 2025).

The portfolio manager biographies on page 16 of the Fund’s statutory prospectus are hereby amended by adding the following for Mr. Szyndlar.

•	Zachary Szyndlar, CFA, Managing Director, Portfolio Manager and Credit Analyst of securitized products of Newfleet

Mr. Szyndlar supports the securitized products team with research on asset-backed securities, commercial mortgage-backed securities, and agency and non-agency residential mortgage-backed securities. Prior to joining Newfleet in 2014, Mr. Szyndlar was a research consultant at Symmetry Partners, LLC. Mr. Szyndlar holds a B.S. in accounting from Salve Regina University, and an M.S. in finance from Fairfield University. Mr. Szyndlar began his career in the investment industry in 2013.

Investors should retain this supplement with the Prospectuses for future reference.